1 | 2025 Infleqtion. All rights reserved Quantum’s Exponential Moment Matt Kinsella CEO & Founding Investor

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation and the related webcast are forward-looking statements, including but not limited to: statements regarding Infleqtion, Inc.’s (“Infleqtion” or the “Company”) commercial opportunities; the Company’s quantum computing and sensing product roadmap, including targets for logical qubit count, physical qubit count, and gate performance; the Company’s projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the Company’s ability to commercialize its products and technologies; the expected benefits of the Company’s relationships with strategic partners, governments, state-funded entities, and government entities, including potential task order awards under indefinite delivery/indefinite quantity contract vehicles and the amount, availability and timing of the proposed U.S. Department of Commerce funding and the satisfaction of conditions to definitive agreements and government approvals; the potential financial benefits from the U.S. Department of Commerce funding; and the potential for the Company to increase in value. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” “on track,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events. You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements in this presentation largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, but the forward-looking statements are subject to known and unknown risks uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to, our ability to grow and manage growth profitably; our financial and business performance; changes in our strategy, future operations, financial position, prospects and plans; the implementation, market acceptance and success of our business model, growth strategy and opportunities, and our ability to commercialize our quantum computing technology; our expectations with respect to market opportunity and market growth; the expected benefits of and ability to maintain and enter into new contracts, awards and other relationships, partnerships or collaborations with governments and government entities; our ability to maintain our NYSE listing; the potential for our quantum computing technology to achieve quantum advantage; the ability of our products to meet government counterparties’ and customers’ technical requirements and compliance and regulatory needs; our ability to achieve timing and product development milestones on our product roadmap; our ability to attract and retain qualified employees and management; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; and the outcome of any known and unknown litigation and regulatory proceedings. The forward-looking statements contained in this presentation are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its most recently filed Annual Report on Form 10-K and subsequent filings with the SEC.

MULTIPLE PA THS T O C OM MERCIAL VA LUE U.S. | U.K. | Japan | Australia Systems Deployed Globally Computing & Sensing ~$45M FY26 Revenue Guidance -248+ patents issued & pending - 175+ physicists & engineers 20 Years of Quantum Innovation Government | Enterprise | Research 100’s of Quantum Customers Infleqtion : One Neutral-Atom Platform

18 Technological Revolutions and Financial Capital Carlota Perez The Framework Behind This Talk Today’s Question Where does quantum fit in the arc of technological history?

Quantum Changes How Humanity Understands the World THE PRECISION ERA BEGINS Amplified Human Muscle 1770s Industrial Revolution Compressed Distance 1830s Railways & Logistics Harnessed Energy 1870s Steel & Electricity Expanded Mobility 1920s Automobiles & Mass Production Unlocked Digital Intelligence 1970s The Digital Revolution Intelligence 2020s Artificial Intelligence Precision TODAY Quantum Technologies 19 Quantum expands humanity’s ability to measure and model reality using the same fundamental laws that govern nature. The Precision Era Begins

6 | 2025 Infleqtion. All rights reserved 01 The Singularity

7 | 2025 Infleqtion. All rights reserved 01 The law of Accelerating Returns

8 | 2025 Infleqtion. All rights reserved We think linearly, but progress actually compounds 01 Thinking Exponentially

9 | 2025 Infleqtion. All rights reserved 02 We consistently underestimate technology Compounded Growth Linear Growth 1x 2x 4x 8x 16x 32x The Early Part of an Exponential Curve Looks Linear 32x 6x

03 Does this Apply to Quantum?

03 Quantum Is Not a Single Curve Quantum Hardware More capable physical systems Error Correction More reliable logical operations Software + algorithms Lower application requirements AI + classical compute Control, decoding and hybrid workflows Capital + Customers Problems, people and infrastructure What happens when they move together? Im pa ct Time Im pa ct Time Im pa ct Time Im pa ct Time Im pa ct Time

04 The Curves Are Beginning to Reinforce One Another Quantum Hardware More capable physical & logical systems Software & Algorithms Lower application requirements AI + GPUs + Classical Compute Control, decoding, and hybrid workflows Capital & Customers Infrastructure, Challenges, Financing Talent & Teams People, Companies Im pa ct Time

05 We Are the Curve Everyone in This room Is Bending the Curve Upward Every paper. Every system. Every application. Every dollar. Every engineer.

Useful quantum may arrive faster than we think The Biggest Quantum Surprise The Timeline 07

01 Our Timeline Sqale Roadmap ✓ 2024: Delivered ✓ 2025: Delivered ✓:✓:

01 ✓ 2024: Delivered ✓ 2025: Delivered ✓ 2026: Delivered ✓:✓:✓: Our Timeline Sqale Roadmap

10 30 logical qubits a single entangled computation Demonstrated on Sqale

07 Chief Technology Officer & GM Computing Quantum Progress in Practice Pranav Gokhale

10 30 Entangled Logical Qubits 30 Logical Qubits 80 Physical Qubits Sqale architecture unites in-place entanglement w/ all-to-all connectivity 10 × 0 ⊗30 encoded with [[8, 3, 3]] error correction code. Operated as + ⊗30 w/ [[8, 3, 2]] detection & loss correction code.

11 Putting Logical Qubits to the Test ~1000x 30 LQ signal strength vs. noise Output consistent with the ideal calculation

AI-Assisted Discovery of a New Logical Gate 13 3 Logical Qubits Previously: required 8 physical 2Q gates to achieve logical entanglement 3 Logical Qubits

AI-Assisted Discovery of a New Logical Gate 13 3 Logical Qubits Now: only 4 physical 2Q gates to achieve logical entanglement 3 Logical Qubits

09 Non-Clifford Gates Demonstrated How the Logical Qubits Interact30 Logical Qubit Circuit Includes four logical CCZ gates

Hit fractions calculated among retained samples 11 Fine-tuning Error Detection to Loss Correction Balancing Quality and Throughput Error Detection High accuracy Low throughput

Hit fractions calculated among retained samples 11 Fine-tuning Error Detection to Loss Correction Error Detection High accuracy Low throughput Balancing Quality and Throughput Loss Correction 4x throughput Lower accuracy

Toward a Quantum Neural Network Division of work between GPUs and QPUs 14 GPU Training QPU Inference / sampling Trained parameters Classical training, quantum execution

27 | 2025 Infleqtion. All rights reserved 02 Next frontier: 1 MegaQuOp (1M Operations) 2026 2028 2030 Climbing the Exponential Curve Of Quantum Computing 30 Logical qubits, leveraging 1 KiloQuOp of physical operations 100 Logical qubits target Illustrative progression Larger Computations Achieved Fundamental scaling laws of QC: exponential improvement in QuOps 1,000 Logical qubits target

28 | 2026 Infleqtion. All rights reserved Government Programs Quantum Computing: Programs, Systems and Customers Building toward quantum utility with customers globally Computing Systems Partners First and Only 100 qubit machine Operational QPU 50+ Logical Qubit System planned 3 customers for Sqale logical circuits ARPA-E QC3 & Genesis Mission (3) Department of Commerce $100M investment

15 Infleqtion Is Helping Bend the Curve Neutral-atom Systems Control and logical-system engineering Software Compile, optimize, estimate resources Applications Customer problems shape experiments 1. 2. 3.

We Are Bending The Curve Together Useful quantum may arrive faster than we think